                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                                                   EXHIBIT 10.20

**Confidential portions of this Exhibit have been omitted pursuant to the Rules and Regulations of the Securities and Exchange Commission. The symbol "[++++++++]" has been used to identify information which is the subject of a Confidential Treatment Request.**


                           Dated 7/th/ February, 2001


                                   AMENDMENT
                                    to the
                               SUPPLY AGREEMENT
                            dated 13/th/ April, 1999


                        originally entered into between


           SHELL INTERNATIONAL TRADING AND SHIPPING COMPANY LIMITED for and on behalf of SHELL TRADING INTERNATIONAL LIMITED

                                      and

                       ICI CHEMICALS & POLYMERS LIMITED

                       and the parties to which are now

           SHELL INTERNATIONAL TRADING AND SHIPPING COMPANY LIMITED for and on behalf of SHELL TRADING INTERNATIONAL LIMITED

                                      and

                  HUNTSMAN ICI PETROCHECMICALS (UK) LIMITED,
              (now known as HUNTSMAN PETROCHEMICALS (UK) LIMITED

                     pursuant to a deed of novation dated
                               19/th/ April, 2000

THIS AMENDMENT (hereafter referred to as "Amendment") is made on 7 February, 2001.

Between:
1.   HUNTSMAN PETROCHEMICALS (UK) LTD, a company incorporated under the laws of
     --------------------------------
     England, with registered number 3767075 and whose registered office is situate at Haverton Hill Road, Billingham, TS23 1PS.

     (hereinafter referred to as "HUNTSMAN")

2.   SHELL TRADING INTERNATIONAL LIMITED, a company incorporated under the laws
     -----------------------------------
     of England, acting through its agent SHELL INTERNATIONAL TRADING AND SHIPPING COMPANY LIMITED ("STASCO"), a company incorporated under the laws of England and Wales, and having its principal office at Shell-Mex House, Strand, London WC2R OZA.

     (hereinafter referred to as "STIL")

WHEREAS:

A. By a Supply Agreement dated 13/th/ April, 1999 (the "Agreement") between ICI CHEMICALS & POLYMERS LIMITED and STIL, the parties were to negotiate price formula adjustments under clause 8 f).

B. By a deed of novation dated 19/th/ April 2000 the Agreement was transferred by ICI CHEMICALS & POLYMERS LIMITED to HUNTSMAN.

C. The parties have now reached an agreement which will require the amendment of certain terms of the Agreement.

IT IS THEREFORE AGREED AS FOLLOWS:

                             ARTICLE 1: AMENDMENT

1.1 The last paragraph of clause 8 a) of the Agreement shall be amended by deleting the existing provisions relating to the calculation of the Reformate price P(R) per metric tonne and replacing them with the following:

          "The Reformate price P(R) per metric tonne
          = [++++++++]

     For purposes of clarity, as the "[++++++++]" will always result in a negative number, in construing the effect of the above amendment the parties agree that [++++++++] shall be the number which is closest numerically to 0 ([++++++++])

     For the purposes of the calculation of the Reformate price only pursuant to clause 8 a) the parties hereto further agree that the Agreement shall be construed in such a manner so that the pricing in each monthly invoice issued pursuant to clause 14 a) shall be based upon the definitions in the existing agreement, but in the final reconciliation calculations made pursuant to clause 9, the price of Reformate shall be based upon the following definitions:


          P(Bz\\Q\\)  =  [++++++++]

          P(N\\Q\\)   =  [++++++++]

          P(PUL\\Q\\) =  [++++++++]

     The above formula and definitions are valid for both Optimix A, Optimix B1 and Optimix B2 as defined in Appendix 2 of the Agreement.

1.2 Clause 13 b) of the Agreement shall be deleted and replaced with the following:

     "This Agreement shall continue until terminated by either party giving not less than 12 months' notice, but no termination shall be effective under this clause prior to 31 December 2002."

1.3  Clause 8 f) of the Agreement shall be deleted.

1.4 Unless defined herein, and unless the context otherwise requires, terms defined in the Agreement shall have the same meanings herein, and the recitals hereto, as ascribed to them in the Agreement.

1.5 Appendices 2, 5, 6, 7a and 7c are amended by replacing such appendices with those attached hereto.

1.6 All of the above amendments shall be deemed to be effective as from 1 October 2000.

                   ARTICLE 2: CONTINUATION OF THE AGREEMENT

The Agreement shall be read subject to this Amendment No. 1 and have as expressly amended herein, the Agreement shall remain in full force and effect in accordance with its terms.

                   ARTICLE 3: GOVERNING LAW AND ARBITRATION

Article 21a of the Agreement shall apply to this Amendment No. 1, mutalis mutandis.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their duly authorized representatives on the dates shown below.

SIGNED
for and on behalf of
SHELL INTERNATIONAL TRADING AND
SHIPPING COMPANY LIMITED
as agents for
SHELL TRADING INTERNATIONAL LIMITED

By:  /s/ John Lawrence
   -------------------------
Name:  John Lawrence
     -----------------------
Title:  VP, Products
      ----------------------
Date:  25/1/2001
     -----------------------


SIGNED
HUNTSMAN PETROCHEMICALS (UK) LIMITED

By:  [Authorized Officer]
   -------------------------
Date:  7/2/2001
     -----------------------